Exhibit 10.1
THIRD AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT
     THIS THIRD AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into as of September 19, 2006, by and among Swift Foods Company, a Delaware corporation (the “Company”), and Dennis Henley (“Executive”).
RECITALS
     WHEREAS, the Company and Executive are parties to the Executive Employment Agreement, dated May 20, 2002, as amended by that certain First Amendment to Executive Employment Agreement, dated July 12, 2002, and that certain Second Amendment to Executive Employment Agreement, dated November 3, 2004, (as so amended, the “Employment Agreement”);
     WHEREAS, capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Employment Agreement; and
     WHEREAS, because the parties have mutually determined that the terms of Executive’s employment with the Company and its affiliates should be modified, the Employment Agreement is being amended to reflect certain agreements regarding such modification and Executive’s ongoing role with the Company.
AGREEMENT
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1. Transition Period; Termination of Employment. The parties hereby represent and warrant that prior to the date hereof, Executive’s employment relationship with the Company and its affiliates was pursuant to and governed solely by the Employment Agreement. In consideration of the benefits to be received by Executive pursuant to the terms of this Amendment, Executive agrees to continue to serve as the Chief Operating Officer — North America and to perform the duties associated with such position as provided in the Employment Agreement in accordance with provisions of the Employment Agreement from the date hereof until September 18, 2007. From and after September 19, 2007, Executive agrees to be employed as a consultant and advisor to the Company’s Chief Executive Officer, or his designee, providing consulting and advisory services concerning all aspects of the Company’s business, including but not limited to, consulting regarding operational matters, employee relations and strategic planning (the “Consulting Services”) (a) which shall include approximately 50 days of service, as requested by the Company from time to time, from September 19, 2007 until September 18, 2008, and (b) which shall include approximately 30 days of service annually, as requested by the Company from time to time, from September 19, 2008 until September 19, 2010 (such date, the “Termination Date”). Executive shall continue to be an employee of the Company during the period in which he is providing the Consulting Services (the “Consulting Period”). Unless otherwise specifically authorized by this Amendment or any other agreement between the Company and Executive, during the Consulting Period, Executive shall have no authority to transact any business or make any representations or promises in the name of the

Company or its affiliates and shall not hold himself out to be an officer or senior executive of the Company. In addition, effective as of September 18, 2007, any and all of Executive’s other appointments and positions (including positions as a director) that he may hold with the Company or any of its affiliates shall be terminated. Executive agrees to execute all further documents that the Company may reasonably request of him to effectuate such terminations.
2. Transition Consideration. In consideration of Executive’s agreement to continue to serve as Chief Operating Officer — North America until September 18, 2007, to provide the Consulting Services to the Company thereafter until the Termination Date in accordance with paragraph 1, and Executive’s execution and delivery of the Release described in Section 5(a), the Company shall cause to be paid to Executive the following consideration:
          (a) Executive shall continue to be paid (i) his current Annual Base Salary in accordance with the customary payroll practices of the Company until September 18, 2008, and shall continue to be eligible to receive his full annual Bonus for the Company’s 2008 fiscal year during such period and (ii) an amount equal to $300,000 as an Annual Base Salary to be paid in accordance with the customary payroll practices of the Company for the period beginning on September 19, 2008 and ending on the Termination Date.
          (b) Except as provided in the following sentence, until the Termination Date, Executive shall continue to be entitled to receive, or participate in, as applicable, all elements and items of compensation set forth in subparagraph 2(b) of the Employment Agreement, including without limitation, all Investment Plans, Welfare Plans, perquisites, vacation days (which shall be 30 days of vacation for the years ended September 19, 2006 and September 19, 2007) and expense reimbursement, except that after September 19, 2008 (x) Executive shall not be eligible to receive any Bonuses under subparagraph 2(b)(ii) or to any vacation days and (y) the Annual Base Salary shall be paid in the manner set forth in subparagraph 2(a) above. The period from September 19, 2007 until the Termination Date shall not be credited against any period for which Executive and/or members of his family are entitled to continuation coverage under Section 4980B of the Internal Revenue Code of 1986, as amended, and Sections 601-609 of the Employee Retirement Income Security Act of 1974, as amended.
3. Termination Consideration. In connection with Executive’s termination of employment and, with respect to clause (a), the execution and delivery of the Release described in Section 5(b), the Company shall cause to be paid to Executive the following consideration:
          (a) an amount equal to the full amount of the Accrued Obligations, including any compensation for accrued vacation days not used on or before September 19, 2008, by the close of business on the third business day following the Reaffirmation Date;
          (b) an amount equal to the Accrued Investments, payable in accordance with the terms and conditions of the Investment Plans; and
          (c) an amount equal to the premiums payable with respect to the Executive’s COBRA continuation coverage for the period beginning September 19, 2010 and ending on September 30, 2011 by the close of business on the third business day following the Reaffirmation Date, in each case less any applicable withholding and other deductions.

2

4. Taxes. The payments to Executive hereunder shall be subject to applicable federal, state and local withholding taxes. Executive agrees that, to the extent that any individual federal or state taxes of any kind may be due as a result of any such payment to Executive, Executive shall be solely responsible for such taxes and will indemnify, defend, and hold harmless the Company in the event there is any claim against the Company for such taxes.
5. General Releases.
          (a) The Company’s obligations under paragraph 2(a) are subject to the execution, delivery and non-revocation of a general release in the form attached as Exhibit A (the “Release”).
          (b) The Company’s obligations under paragraph 3(a) are subject to the execution, delivery and non-revocation of a general release in the form attached as Exhibit B (the “Termination Release”).
6. Cooperation. Executive agrees to cooperate with the Company as reasonably requested by the Company by responding to questions, attending depositions, administrative proceedings and court hearings, executing documents, and cooperating with the Company and its accountants and legal counsel with respect to legal and intellectual property matters, business issues, and/or claims, administrative or arbitral proceedings and litigation of which he has or is believed to have personal or corporate knowledge. Executive further agrees, except as required by subpoena or other applicable legal process (after the Company has been given reasonable notice and opportunity to seek relief from such subpoena or other legal process), to maintain, in strict confidence, any information of which he has knowledge regarding current and/or future claims, administrative or arbitral proceedings and litigation. Executive agrees, except as required by subpoena or other applicable legal process (after the Company has been given reasonable notice and opportunity to seek relief from such requirement), not to communicate with any party(ies), their legal counsel or others adverse to the Company in any such claims, administrative or arbitral proceedings or litigation except through the Company’s designated legal counsel. Executive also shall make himself available at reasonable times and upon reasonable notice to answer questions or provide other information within his possession and requested by the Company relating to the Company, its affiliates and/or their respective operations in order to facilitate the smooth transition of Executive’s duties to his successor.
7. Termination of Consulting Arrangement. Notwithstanding any contrary provision contained elsewhere in this Amendment, the consulting arrangement between the Company and Executive created by paragraph 1 shall terminate automatically upon the death of Executive; provided, however, that termination of the consulting arrangement shall not affect the duties and obligations set forth in the other sections of this Amendment or the applicable sections of the Employment Agreement, including, without limitation, paragraph 2 of this Amendment.
8. Non-Disparagement. Executive and the Company each agrees to refrain from engaging in any conduct, or from making any comments or statements, that have the purpose or effect of harming the reputation or goodwill of Executive, on the one hand, or the Company or any of its affiliates on the other hand.

3

9. Injunctive Relief. Executive hereby expressly acknowledges that any breach or threatened breach by him of any of his obligations set forth in paragraphs 7 and 9 of this Amendment and paragraphs 6 and 8 of the Employment Agreement may result in significant and continuing injury and irreparable harm to the Company, the monetary value of which would be impossible to establish. Therefore, Executive agrees that the Company shall be entitled to injunctive relief in a court of appropriate jurisdiction with respect to such provisions. Such injunctive remedies shall not be deemed the exclusive remedies, but shall be in addition to all remedies available at law or in equity to the Company, including, without limitation, the recovery of damages from Executive and Executive’s agents. Further, if Executive violates the covenants and restrictions herein and the Company brings legal action for injunctive or other equitable relief, Executive agrees that the Company shall not be deprived of the benefit of the full period of the restrictive covenant, as a result of the time involved in obtaining such relief. Accordingly, Executive agrees that the provisions in this paragraph shall have a duration determined pursuant to paragraph 9 of the Employment Agreement, computed from the date the relief is granted. Executive also hereby waives any requirement for the securing or posting of any bond in connection with the obtaining of any such equitable relief. The parties further agree that this provision is a material inducement to the Company to enter into this Amendment.
10. Mail. The Company may open and answer, and authorize others to open and answer, all mail communications and other correspondence addressed to Executive relating to the Company or any of its affiliates or to Executive’s employment with the Company or any of its affiliates, and Executive shall promptly refer to the Company all inquiries, mail communications, and correspondence received by him relating to the Company or any of its affiliates or to Executive’s employment with the Company or any of its affiliates. If any such mail, communications or correspondence received by the Company includes any threat of any claim against Executive personally, the Company shall promptly notify Executive thereof. The Company will promptly forward to Executive any of Executive’s personal mail, communications or correspondence received by the Company, unopened to the extent it is reasonably ascertained to be of a personal nature.
11. Indemnification. EXECUTIVE AGREES, WARRANTS, AND REPRESENTS TO THE COMPANY THAT EXECUTIVE HAS FULL EXPRESS AUTHORITY TO RELEASE AND SETTLE ALL CLAIMS THAT ARE THE SUBJECT OF THE RELEASES ATTACHED AS EXHIBITS A AND B OF THIS AMENDMENT AND THAT EXECUTIVE HAS NOT GIVEN OR MADE AND WILL NOT GIVE OR MAKE ANY ASSIGNMENT TO ANYONE, INCLUDING EXECUTIVE’S FAMILY OR LEGAL COUNSEL, OF ANY SUCH CLAIMS AGAINST ANY PERSON OR ENTITY ASSOCIATED WITH OR ANY COMPANY PARTIES. TO THE EXTENT THAT ANY SUCH CLAIMS MAY BE BROUGHT BY PERSONS OR ENTITIES CLAIMING BY, THROUGH OR UNDER EXECUTIVE, HIS RESPECTIVE HEIRS, SUCCESSORS, OR ASSIGNS, THEN EXECUTIVE FURTHER AGREES TO INDEMNIFY, DEFEND, AND HOLD HARMLESS THE COMPANY OR ANY COMPANY PARTY, ITS AGENTS, AND ITS SUCCESSORS FROM ANY LAWSUIT OR OTHER PROCEEDING, JUDGMENT, OR SETTLEMENT ARISING FROM SUCH CLAIMS. EXECUTIVE FURTHER HEREBY ASSIGNS TO THE COMPANY ALL CLAIMS RELEASED BY EXECUTIVE PURSUANT TO THE RELEASES ATTACHED AS EXHIBITS A AND B OF THIS AMENDMENT.

4

12. No Right to Additional Compensation. Except as provided in this Amendment, the Employment Agreement as amended hereby, and in the Options, neither the Company nor any of its predecessors, parents, successors, assigns or affiliates shall have any further obligation to Executive in connection with the Employment Agreement or Executive’s employment by the Company or any of its affiliates, including, but not limited to, severance, compensation (including but not limited to deferred compensation, employment contracts, stock options, bonuses and commissions), health insurance, life insurance, disability insurance, club dues, vehicle allowances, company plane privileges, vacation pay, sick pay and any similar obligations.
13. Revocation. Executive acknowledges and agrees that he has 21 days following the Termination Date to consider the execution and delivery of the Release, although he may sign the Termination Date Release earlier. The parties agree that any change to this Amendment, whether material or immaterial, shall not restart the running of this 21 day period, which the parties agree begins upon the Termination Date. Upon execution of the Termination Date Release, Executive will have 7 days to revoke the Release by delivery of a written notice to the Company. The Release shall not become effective or enforceable and the consideration set forth in paragraph 3(a) of this Amendment shall not be paid until after the expiration of this 7 day period without revocation by Executive (the last day of such 7 day period being referred to herein as the “Reaffirmation Date”). At its option, the Company may require, as a condition of Executive receiving the consideration set forth in this Amendment, Executive to confirm in writing that he has not revoked this Amendment during the 7 day period. Executive’s acceptance of any of the consideration set forth in paragraph 3 of this Amendment shall constitute his acknowledgment that he did not revoke paragraph 3 of this Amendment during this 7 day period.
14. Employment Agreement. This Amendment replaces and supersedes in their entirety Sections 1, 3, 4, and 10 and sub-section 2(a) of the Employment Agreement; provided that the Company shall continue to be entitled to terminate the Executive’s employment for “Cause” as defined and provided, and with the consequences set forth, in Section 3 and Section 4 of the Employment Agreement (provided that no reference to Section 2(a) of the Employment Agreement contained therein shall be deemed to be reference to the duties of the Executive under Section 1 of this Amendment). Executive hereby acknowledges and affirms his agreement to the remaining provisions of the Employment Agreement, including, without limitation, paragraphs 6 (Confidential Information) and 9 (Non-Competition) of the Employment Agreement, provided however, that the term of Non-Competition shall be for a term ending upon the earlier to occur of December 31, 2012 or the twenty-four (24) month anniversary of the expiration or termination of the Consulting Period. Executive also acknowledges and agrees that the consideration for his performance under paragraphs 6 and 9 of the Employment Agreement includes the consideration set forth in paragraph 3 of this Amendment. In the event of a conflict between the terms of the Employment Agreement that remain in effect and this Amendment, the terms of this Amendment shall control. For purposes of the provisions of the Employment Agreement that remain in effect, “Date of Termination” shall have the same meaning given to the term “Termination Date” in this Amendment.
15. Charter Provisions; Directors’ and Officers’ Liability Insurance Policy. The Company agrees that it has not, as of the date hereof, amended the indemnification provisions included in

5

its Certificate of Incorporation or amended or terminated its directors’ and officers’ liability insurance policy.
16. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws.
17. Counterparts. This Amendment may be executed in two or more counterparts.
18. Advice to Consult with Attorney. Executive is advised to consult with an attorney prior to executing this Amendment.
19. Survival. The terms and conditions of this Amendment shall survive the termination of Executive’s employment.
[Remainder of page is intentionally blank.]

6

     IN WITNESS WHEREOF, Executive has hereunto set Executive’s hand and the Company has caused this Amendment to be executed in its name on its behalf, all as of the day and year first above written.

EXECUTIVE

/s/ Dennis Henley

By: Dennis Henley

SWIFT FOODS COMPANY

By:	/s/ Sam Rovit

Name:	Sam Rovit
Title:	President and CEO
[SIGNATURE PAGE TO THIRD AMENDMENT TO EMPLOYMENT AGREEMENT]

EXHIBIT A
FORM OF RELEASE
     THIS RELEASE (this “Agreement”) is made as of September 19, 2006, by and among Swift Foods Company, a Delaware corporation (the “Company”), and Dennis Henley (“Executive”).
RECITALS
     WHEREAS, the Company and Executive are parties to the Executive Employment Agreement, dated May 20, 2002, as amended by that certain First Amendment to Executive Employment Agreement, dated July 12, 2002, that certain Second Amendment to Executive Employment Agreement, dated November 3, 2004, and that certain Third Amendment to Executive Employment Agreement, dated September 19, 2006 (as so amended, the “Employment Agreement”);
     WHEREAS, capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Employment Agreement; and
     WHEREAS, Executive’s employment with the Company is being modified as contemplated by the Third Amendment to Executive Employment Agreement, and Executive and the Company desire to enter into certain releases as provided herein:
AGREEMENTS:
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
          1. EXECUTIVE, ON BEHALF OF HIMSELF, HIS FAMILY, ATTORNEYS, HEIRS, ESTATE, AGENTS, EXECUTORS, REPRESENTATIVES, ADMINISTRATORS AND EACH OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS (TOGETHER THE “EXECUTIVE PARTIES”), HEREBY GENERALLY RELEASES AND FOREVER DISCHARGES THE COMPANY, ITS PREDECESSORS, SUCCESSORS, ASSIGNS, PARENTS, SUBSIDIARIES AND AFFILIATES, AND EACH OF THE FOREGOING ENTITIES’ AND PERSONS’ PAST, PRESENT AND FUTURE DIRECT OR INDIRECT STOCKHOLDERS, MEMBERS, MANAGERS, PARTNERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, REPRESENTATIVES, PRINCIPALS, INSURERS, BENEFIT PLANS (AND EACH SUCH PLAN’S FIDUCIARIES, ADMINISTRATORS, TRUSTEES, SPONSORS, COMMITTEES AND REPRESENTATIVES) AND ATTORNEYS (TOGETHER THE “COMPANY PARTIES”) FROM ANY AND ALL CLAIMS, COMPLAINTS, CHARGES, DEMANDS, LIABILITIES, SUITS, DAMAGES, LOSSES, EXPENSES, ATTORNEYS’ FEES, OBLIGATIONS OR CAUSES OF ACTION (COLLECTIVELY “CLAIMS”), KNOWN OR UNKNOWN, OF ANY KIND AND EVERY NATURE WHATSOEVER, AND WHETHER OR NOT ACCRUED OR MATURED, WHICH ANY OF THEM MAY HAVE, ARISING OUT OF OR RELATING TO ANY TRANSACTION, DEALING, RELATIONSHIP, CONDUCT, ACT OR OMISSION, OR ANY OTHER MATTERS OR THINGS OCCURRING OR EXISTING AT ANY TIME PRIOR TO

AND INCLUDING THE DATE HEREOF, SUBJECT TO THE LIMITATIONS SET FORTH IN THE FOLLOWING SENTENCE. THIS RELEASE INCLUDES BUT IS NOT LIMITED TO ANY CLAIMS AGAINST ANY OF THE COMPANY PARTIES BASED ON, RELATING TO OR ARISING UNDER WRONGFUL DISCHARGE, RETALIATION, BREACH OF CONTRACT (WHETHER ORAL OR WRITTEN), TORT, FRAUD, DEFAMATION, NEGLIGENCE, PROMISSORY ESTOPPEL, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, THE AGE DISCRIMINATION IN EMPLOYMENT ACT, THE AMERICANS WITH DISABILITIES ACT, EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, THE WORKER ADJUSTMENT AND RETRAINING NOTIFICATION ACT, THE FAMILY AND MEDICAL LEAVE ACT OR ANY OTHER FEDERAL, STATE OR LOCAL LAW RELATING TO EMPLOYMENT, CIVIL OR HUMAN RIGHTS, OR DISCRIMINATION IN EMPLOYMENT (BASED ON AGE OR ANY OTHER FACTOR) IN ALL CASES ARISING OUT OF OR RELATING TO (I) EXECUTIVE’S EMPLOYMENT BY THE COMPANY OR ANY OF ITS AFFILIATES, (II) THE EMPLOYMENT AGREEMENT (SUBJECT TO THE TERMS OF THIS AMENDMENT), (III) THE EXECUTIVE OPTIONS, (IV) EXECUTIVE’S INVESTMENT IN THE COMPANY OR ANY OF ITS AFFILIATES, (V) EXECUTIVE’S SERVICES AS AN OFFICER, DIRECTOR OR EMPLOYEE OF THE COMPANY OR ANY OF ITS AFFILIATES, OR (VI) OTHERWISE RELATING TO THE TERMINATION OR MODIFICATION OF EXECUTIVE’S EMPLOYMENT OR SERVICES OR TO ANY OTHER TRANSACTION, DEALING OR AGREEMENT BETWEEN EXECUTIVE AND THE COMPANY OR ANY OF ITS AFFILIATES; PROVIDED, HOWEVER, THAT THIS GENERAL RELEASE WILL NOT LIMIT OR RELEASE (I) EXECUTIVE’S RIGHTS UNDER THE EMPLOYMENT AGREEMENT, AS AMENDED, (II) EXECUTIVE’S RIGHTS UNDER THE EXECUTIVE OPTIONS, (III) EXECUTIVE’S RIGHTS UNDER THE STOCKHOLDERS AGREEMENT DATED AS OF SEPTEMBER 19, 2002 AMONG HMTF RAWHIDE, L.P., CONAGRA FOODS, INC., HICKS, MUSE, TATE & FURST INCORPORATED, THE COMPANY AND THE OTHER INDIVIDUALS NAMED THEREIN, OR (IV) EXECUTIVE’S RIGHTS TO INDEMNIFICATION FROM THE COMPANY IN RESPECT OF HIS SERVICES AS A DIRECTOR, OFFICER OR EMPLOYEE OF THE COMPANY OR ANY OF ITS AFFILIATES TO THE MAXIMUM EXTENT ALLOWED BY LAW, ANY INDEMNIFICATION AGREEMENTS TO WHICH EXECUTIVE AND THE COMPANY OR ANY OF ITS AFFILATES ARE PARTIES, OR THE CERTIFICATES OF INCORPORATION OR BY-LAWS (OR LIKE CONSTITUTIVE DOCUMENTS) OF THE COMPANY OR ANY OF ITS AFFILIATES. EXECUTIVE, ON BEHALF OF HIMSELF AND THE EXECUTIVE PARTIES, HEREBY COVENANTS FOREVER NOT TO ASSERT, FILE, PROSECUTE, COMMENCE OR INSTITUTE (OR SPONSOR OR PURPOSELY FACILITATE ANY PERSON IN CONNECTION WITH THE FOREGOING), ANY COMPLAINT OR LAWSUIT OR ANY LEGAL, EQUITABLE, ARBITRAL OR ADMINISTRATIVE PROCEEDING OF ANY NATURE, AGAINST ANY OF THE COMPANY PARTIES IN CONNECTION WITH ANY CLAIMS RELEASED IN THIS PARAGRAPH 1, AND REPRESENTS AND WARRANTS THAT NO OTHER PERSON OR ENTITY HAS INITIATED OR, TO THE EXTENT WITHIN HIS CONTROL, WILL INITIATE ANY SUCH PROCEEDING ON HIS BEHALF, AND THAT IF SUCH A PROCEEDING IS INITIATED, EXECUTIVE SHALL ACCEPT NO BENEFIT THEREFROM.
          2. If any provision of this Agreement shall be declared invalid or unenforceable under applicable law, then the performance of such portion shall be excused to the extent of such invalidity or unenforceability, but the remainder of this Agreement shall remain in full force and effect; provided, however, that if the excused performance of such unenforceable provision shall materially adversely affect the interest of either party, the party so affected shall have the right to terminate this Agreement by written notice thereof to the other party, whereupon this Agreement shall become null and void. The parties each acknowledge that: (a) they have been represented by independent counsel in connection with this Agreement; (b) they have executed this Agreement with the advice of such counsel; and (c) this Agreement is the result of negotiations between the parties hereto with the advice and assistance of their respective counsel.
[The remainder of this page is intentionally left blank]

     IN WITNESS WHEREOF, Executive has hereunto set Executive’s hand and the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.

EXECUTIVE

By: Dennis Henley

SWIFT FOODS COMPANY

By:

Name:

Title:

EXHIBIT B
FORM OF TERMINATION RELEASE
     THIS RELEASE (this “Agreement”) is made as of                     , 200___, by and among Swift Foods Company, a Delaware corporation (the “Company”), and Dennis Henley (“Executive”).
RECITALS
     WHEREAS, the Company and Executive are parties to the Executive Employment Agreement, dated May 20, 2002, as amended by that certain First Amendment to Executive Employment Agreement, dated July 12, 2002, that certain Second Amendment to Executive Employment Agreement, dated November 3, 2004, and that certain Third Amendment to Executive Employment Agreement, dated September 19, 2006 (as so amended, the “Employment Agreement”);
     WHEREAS, capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Employment Agreement; and
     WHEREAS, Executive’s employment with the Company has terminated as contemplated by the Third Amendment to Executive Employment Agreement, and Executive and the Company desire to enter into certain releases as provided herein:
AGREEMENTS:
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
          1. EXECUTIVE, ON BEHALF OF HIMSELF, HIS FAMILY, ATTORNEYS, HEIRS, ESTATE, AGENTS, EXECUTORS, REPRESENTATIVES, ADMINISTRATORS AND EACH OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS (TOGETHER THE “EXECUTIVE PARTIES”), HEREBY GENERALLY RELEASES AND FOREVER DISCHARGES THE COMPANY, ITS PREDECESSORS, SUCCESSORS, ASSIGNS, PARENTS, SUBSIDIARIES AND AFFILIATES, AND EACH OF THE FOREGOING ENTITIES’ AND PERSONS’ PAST, PRESENT AND FUTURE DIRECT OR INDIRECT STOCKHOLDERS, MEMBERS, MANAGERS, PARTNERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, REPRESENTATIVES, PRINCIPALS, INSURERS, BENEFIT PLANS (AND EACH SUCH PLAN’S FIDUCIARIES, ADMINISTRATORS, TRUSTEES, SPONSORS, COMMITTEES AND REPRESENTATIVES) AND ATTORNEYS (TOGETHER THE “COMPANY PARTIES”) FROM ANY AND ALL CLAIMS, COMPLAINTS, CHARGES, DEMANDS, LIABILITIES, SUITS, DAMAGES, LOSSES, EXPENSES, ATTORNEYS’ FEES, OBLIGATIONS OR CAUSES OF ACTION (COLLECTIVELY “CLAIMS”), KNOWN OR UNKNOWN, OF ANY KIND AND EVERY NATURE WHATSOEVER, AND WHETHER OR NOT ACCRUED OR MATURED, WHICH ANY OF THEM MAY HAVE, ARISING OUT OF OR RELATING TO ANY TRANSACTION, DEALING, RELATIONSHIP, CONDUCT, ACT OR OMISSION, OR ANY OTHER MATTERS OR THINGS OCCURRING OR EXISTING AT ANY TIME PRIOR TO

AND INCLUDING THE TERMINATION DATE, SUBJECT TO THE LIMITATIONS SET FORTH IN THE FOLLOWING SENTENCE. THIS RELEASE INCLUDES BUT IS NOT LIMITED TO ANY CLAIMS AGAINST ANY OF THE COMPANY PARTIES BASED ON, RELATING TO OR ARISING UNDER WRONGFUL DISCHARGE, RETALIATION, BREACH OF CONTRACT (WHETHER ORAL OR WRITTEN), TORT, FRAUD, DEFAMATION, NEGLIGENCE, PROMISSORY ESTOPPEL, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, THE AGE DISCRIMINATION IN EMPLOYMENT ACT, THE AMERICANS WITH DISABILITIES ACT, EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, THE WORKER ADJUSTMENT AND RETRAINING NOTIFICATION ACT, THE FAMILY AND MEDICAL LEAVE ACT OR ANY OTHER FEDERAL, STATE OR LOCAL LAW RELATING TO EMPLOYMENT, CIVIL OR HUMAN RIGHTS, OR DISCRIMINATION IN EMPLOYMENT (BASED ON AGE OR ANY OTHER FACTOR) IN ALL CASES ARISING OUT OF OR RELATING TO (I) EXECUTIVE’S EMPLOYMENT BY THE COMPANY OR ANY OF ITS AFFILIATES, (II) THE EMPLOYMENT AGREEMENT (SUBJECT TO THE TERMS OF THIS AMENDMENT), (III) THE EXECUTIVE OPTIONS, (IV) EXECUTIVE’S INVESTMENT IN THE COMPANY OR ANY OF ITS AFFILIATES, (V) EXECUTIVE’S SERVICES AS AN OFFICER, DIRECTOR OR EMPLOYEE OF THE COMPANY OR ANY OF ITS AFFILIATES, OR (VI) OTHERWISE RELATING TO THE TERMINATION OF EXECUTIVE’S EMPLOYMENT OR SERVICES OR TO ANY OTHER TRANSACTION, DEALING OR AGREEMENT BETWEEN EXECUTIVE AND THE COMPANY OR ANY OF ITS AFFILIATES; PROVIDED, HOWEVER, THAT THIS GENERAL RELEASE WILL NOT LIMIT OR RELEASE (I) EXECUTIVE’S RIGHTS UNDER THE EMPLOYMENT AGREEMENT, AS AMENDED, (II) EXECUTIVE’S RIGHTS UNDER THE EXECUTIVE OPTIONS, (III) EXECUTIVE’S RIGHTS UNDER THE STOCKHOLDERS AGREEMENT DATED AS OF SEPTEMBER 19, 2002 AMONG HMTF RAWHIDE, L.P., CONAGRA FOODS, INC., HICKS, MUSE, TATE & FURST INCORPORATED, THE COMPANY AND THE OTHER INDIVIDUALS NAMED THEREIN, OR (IV) EXECUTIVE’S RIGHTS TO INDEMNIFICATION FROM THE COMPANY IN RESPECT OF HIS SERVICES AS A DIRECTOR, OFFICER OR EMPLOYEE OF THE COMPANY OR ANY OF ITS AFFILIATES TO THE MAXIMUM EXTENT ALLOWED BY LAW, ANY INDEMNIFICATION AGREEMENTS TO WHICH EXECUTIVE AND THE COMPANY OR ANY OF ITS AFFILATES ARE PARTIES, OR THE CERTIFICATES OF INCORPORATION OR BY-LAWS (OR LIKE CONSTITUTIVE DOCUMENTS) OF THE COMPANY OR ANY OF ITS AFFILIATES. EXECUTIVE, ON BEHALF OF HIMSELF AND THE EXECUTIVE PARTIES, HEREBY COVENANTS FOREVER NOT TO ASSERT, FILE, PROSECUTE, COMMENCE OR INSTITUTE (OR SPONSOR OR PURPOSELY FACILITATE ANY PERSON IN CONNECTION WITH THE FOREGOING), ANY COMPLAINT OR LAWSUIT OR ANY LEGAL, EQUITABLE, ARBITRAL OR ADMINISTRATIVE PROCEEDING OF ANY NATURE, AGAINST ANY OF THE COMPANY PARTIES IN CONNECTION WITH ANY CLAIMS RELEASED IN THIS PARAGRAPH 1, AND REPRESENTS AND WARRANTS THAT NO OTHER PERSON OR ENTITY HAS INITIATED OR, TO THE EXTENT WITHIN HIS CONTROL, WILL INITIATE ANY SUCH PROCEEDING ON HIS BEHALF, AND THAT IF SUCH A PROCEEDING IS INITIATED, EXECUTIVE SHALL ACCEPT NO BENEFIT THEREFROM.

          2. If any provision of this Agreement shall be declared invalid or unenforceable under applicable law, then the performance of such portion shall be excused to the extent of such invalidity or unenforceability, but the remainder of this Agreement shall remain in full force and effect; provided, however, that if the excused performance of such unenforceable provision shall materially adversely affect the interest of either party, the party so affected shall have the right to terminate this Agreement by written notice thereof to the other party, whereupon this Agreement shall become null and void. The parties each acknowledge that: (a) they have been represented by independent counsel in connection with this Agreement; (b) they have executed this Agreement with the advice of such counsel; (c) this Agreement is the result of negotiations between the parties hereto with the advice and assistance of their respective counsel; and (d) this Agreement is made pursuant to the terms of the Employment Agreement and is subject to the provisions of paragraph 13 of the Third Amendment to Executive Employment Agreement.
[The remainder of this page is intentionally left blank]

     IN WITNESS WHEREOF, Executive has hereunto set Executive’s hand and the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.

EXECUTIVE

By: Dennis Henley

SWIFT FOODS COMPANY

By:

Name:

Title:

B-4